UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2024
NORDSON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Ohio	000-07977	34-0590250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28601 Clemens Road Westlake, Ohio 44145 (Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: 440-892-1580
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares, without par value	NDSN	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On April 23, 2024, Nordson Corporation (the “Company”) received a notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 from the plan administrator of the Nordson Employees’ Savings Trust Plan and Nordson Hourly Rated Employees’ Savings Trust Plan (the “Plans”). The notice informed the Company of a blackout period in which participants and beneficiaries in the Plans temporarily will be unable to exercise certain rights otherwise available to them under the Plans. During the blackout period, the Plans’ participants and beneficiaries will be unable to: (i) purchase, sell, or otherwise acquire or transfer funds into or out of any of the investment alternatives in the Plans, including Company common shares; (ii) change allocations for future contributions, make payroll percentage elections, or designate beneficiaries in the Plans; (iii) receive distributions or withdrawals from, or terminate their participation in, the Plans; (iv) receive loans from the Plans; or (v) make rollover contributions into the Plans. The blackout period is required due to the need to administratively process the migration of the Plans from the recordkeeping platform of John Hancock to the recordkeeping platform of Fidelity Investments.

On April 26, 2024, the Company delivered to its directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a notice required by Rule 104 of the Securities and Exchange Commission Regulation Blackout Trading Restriction (“Regulation BTR”). The Regulation BTR notice imposes a blackout period on such directors and officers during which they will be prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any Company common shares or derivative securities with respect to Company common shares acquired in connection with their service or employment as a director or officer, except as otherwise exempted by Regulation BTR. A copy of the Regulation BTR blackout notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The blackout period applicable to the Plans’ participants and beneficiaries, as well as to our directors and officers subject to Section 16 of the Exchange Act, is expected to begin on May 31, 2024, at 4:00 p.m. Eastern Time and is expected to end during the calendar week of June 30, 2024. The Company’s common shareholders or other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period (during the blackout period and for a period of two years after the ending date of the blackout period) and answers to other inquiries about the blackout period by contacting Jennifer L. McDonough Executive Vice President, General Counsel & Secretary, Nordson Corporation, 28601 Clemens Road, Westlake, Ohio 44145, or by calling 440-892-1580.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

99.1*	Regulation BTR Blackout Notice dated April 25, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSON CORPORATION

Date:	April 26, 2024	By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Executive Vice President, General Counsel & Secretary